UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 12, 2022

ALICO, INC.

(Exact name of registrant as specified in its charter)

Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10070 Daniels Interstate Court, Suite 200, Fort Myers, FL 33913

(Address of principal executive offices)(Zip Code)

239-226-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALCO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On December 13, 2022, Alico, Inc. (the “Company”) issued a press release announcing its financial results for the three and twelve months ended September 30, 2022, and the Company filed with the Securities and Exchange Commission (the “SEC”) the Company’s Annual Report on Form 10-K for the year ended September 30, 2022 (the “2022 10-K”).

The 2022 10-K restates the Company’s previously issued audited consolidated balance sheet, audited consolidated statements of changes in equity and related disclosures as of September 30, 2021 included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2021 (the “2021 10-K”) previously filed with the SEC and the Company’s previously issued unaudited consolidated balance sheet, unaudited consolidated statements of changes in equity and related disclosures as of the end of each quarterly periods ended June 30, 2022, March 31, 2022, December 31, 2021, June 30, 2021, March 31, 2021 and December 31, 2020 included in the Company’s respective Quarterly Report on Form 10-Q for each of the quarters then ended previously filed with the SEC (together with the 2021 10-K, the “Financial Statements”).

The restatement had no impact on the Company’s Consolidated Statements of Operations or Consolidated Statements of Cash Flows for any fiscal period in the Financial Statements.

A copy of the press release is furnished within this report as Exhibit 99.1.

The information contained in Item 2.02 of this report and in the exhibit attached to this report is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On December 12, 2022, the audit committee (the “Audit Committee”) of the board of directors of the Company concluded that the Company’s previously issued Financial Statements can no longer be relied upon due to an error identified during the completion of the 2022 10-K.

The error that led to the Audit Committee’s conclusion relates to the calculation of the deferred tax liabilities for the fiscal years 2015 through 2019, which resulted in a cumulative reduction in the Company’s deferred tax liability, and a corresponding cumulative increase in retained earnings, of approximately $2,512,000 on the Company’s balance sheet as of September 30, 2022. To correct the error, management concluded that adjustments were required to reflect the correct amounts of previously reported deferred tax liabilities and retained earnings in the Company’s balance sheet as of the end of each quarterly period in the fiscal year ended September 30, 2021 and September 30, 2022. The error and resulting restatement had no impact on the Company’s Consolidated Statements of Operations or Consolidated Statements of Cash Flows for any period after the fiscal year ended September 30, 2019.

The Company included the restated balance sheet as of September 31, 2021, restated consolidated statements of changes in equity from September 30, 2019 through September 30, 2022 and related disclosures in the Notes to the Consolidated Financial Statements in its 2022 10-K. The Company also included in the 2022 10-K the restated balance sheet information as of the end of each quarterly period ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021, and December 31, 2020 in Exhibit 99.1 to the 2022 10-K.

The Audit Committee has discussed the matters disclosed herein with management and RSM US LLP, the Company’s independent registered public accounting firm.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Alico, Inc. Press Release dated December 13, 2022 (furnished herewith but not filed pursuant to Item 2.02)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2022	ALICO, INC.

	By:	/s/ Perry Del Vecchio

Perry Del Vecchio
Chief Financial Officer